UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 2, 2015

Genesis Healthcare, Inc.
(Exact Name of Registrant Specified in Charter)

Delaware	001-33459	20-3934755
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

101 East State Street Kennett Square, PA	19348
(Address of Principal Executive Offices)	(Zip Code)

(610) 444-6350
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) is being filed by Genesis Healthcare, Inc. (“Genesis”) for the purpose of amending and supplementing Item 9.01 of the Current Report on Form 8-K originally filed by Genesis with the U.S. Securities and Exchange Commission (the “SEC”) on February 6, 2015 (the “Initial Form 8-K”) in connection with the consummation of the combination of Skilled Healthcare Group, Inc. (“Skilled”) and FC-GEN Operations Investment, LLC (“FC‑GEN”) (the “Combination”). As indicated in the Initial Form 8-K, this Amendment No. 1 amends and supplements the Initial Form 8-K to include the audited financial statements of Genesis and the unaudited pro forma condensed combined financial information required pursuant to Rule 3-05 and Article 11 of Regulation S-X in connection with the combination of Skilled and FC-GEN. No other amendments to the Initial Form 8-K are being made by this Amendment No. 1.

Item 9.01.  Financial Statements and Exhibits
This Amendment No. 1, including the pro forma financial information attached hereto and incorporated by reference, includes “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma financial information or the estimates and assumptions used in preparing the pro forma financial information. The pro forma financial information and forward-looking statements are based on current expectations and projections about future events.
Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of Genesis may differ materially from that expressed or implied by such forward-looking statements.
These risks and uncertainties include, but are not limited to the following:

•	reductions in Medicare reimbursement rates, or changes in the rules governing the Medicare program could have a material adverse effect on our revenue, financial condition and results of operations;

•	continued efforts of federal and state governments to contain growth in Medicaid expenditures could adversely affect our revenue and profitability;

•
recent federal government proposals could limit the states’ use of provider tax programs to generate revenue for their Medicaid expenditures, which could result in a reduction in our reimbursement rates under Medicaid;

•	revenue we receive from Medicare and Medicaid is subject to potential retroactive reduction;

•	our success is dependent upon retaining key executives and personnel;

•	health reform legislation could adversely affect our revenue and financial condition;

•	annual caps that limit the amounts that can be paid for outpatient therapy services rendered to any Medicare beneficiary may negatively affect our results of operations;

•	we are subject to a Medicare cap amount for our hospice business. Our net patient service revenue and profitability could be adversely affected by limitations on Medicare payments;

•
we are subject to extensive and complex laws and government regulations. If we are not operating in compliance with these laws and regulations or if these laws and regulations change, we could be required to make significant expenditures or change our operations in order to bring our facilities and operations into compliance;

•	we face inspections, reviews, audits and investigations under federal and state government programs and contracts. These audits could have adverse findings that may negatively affect our business;

•
significant legal actions, which are commonplace in our professions, could subject us to increased operating costs and substantial uninsured liabilities, which would materially and adversely affect our results of operations, liquidity and financial condition;

•	insurance coverage may become increasingly expensive and difficult to obtain for health care companies, and our self-insurance may expose us to significant losses;

•	we may be unable to reduce costs to offset decreases in our patient census levels or other expenses completely;

•	future acquisitions may use significant resources, may be unsuccessful and could expose us to unforeseen liabilities;

•	we lease a significant number of our facilities and may experience risks relating to lease termination, lease extensions and special charges;

•	our substantial indebtedness could adversely affect our financial health and prevent us from fulfilling our financial obligations;

•	following the Combination, we may not be able to successfully integrate our operations, which could adversely affect us and the market price of our common stock;

•	we have incurred substantial costs and expect to incur additional transaction and integration costs in connection with the Combination;

•	the holders of a majority of the voting power of Genesis’ common stock have entered into a voting agreement, and the control group’s interests may conflict with yours;

•	some of our directors are significant stockholders or representatives of significant stockholders, which may result in the diversion of corporate opportunities and other potential conflicts; and

•	we are a “controlled company” within the meaning of NYSE rules and, as a result, qualify for and rely on exemptions from certain corporate governance requirements.
Genesis’ (formerly known as Skilled) Annual Report on Form 10-K for the year ended December 31, 2014, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other filings with the SEC, discuss the foregoing risks as well as other important risks and uncertainties. Any forward-looking statements contained herein are made only as of the date of this Amendment No. 1. Genesis disclaims any obligation to update the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements.
(a) Financial Statements of Businesses Acquired.
Audited financial statements of FC-GEN as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014, which are included in Exhibit 99.1 hereto and are incorporated herein by reference.
(b) Pro Forma Condensed Combined Financial Information.
Unaudited pro forma condensed combined financial statements of Genesis as of and for the year ended December 31, 2014, which are included in Exhibit 99.2 hereto and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited financial statements of FC-GEN Operations Investment, LLC as of December 31, 2014 and 2013, and for each of the years in the three-year period ended December 31, 2014.

99.2	Unaudited pro forma condensed combined financial statements of Genesis Healthcare, Inc. as of and for the year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE, INC.

Date: February 26, 2015	By: /s/ Michael S. Sherman
Michael S. Sherman Senior Vice President, General Counsel, Secretary and Assistant Treasurer